                                                                    EXHIBIT 10.1



                               October 24, 1997



Medaphis Corporation
2840 Mt. Wilkinson Parkway
Suite 300
Atlanta, Georgia  30339
Attn:  David McDowell
       Chief Executive Officer

                RE: Second Amended and Restated Credit Agreement, dated as of February 4, 1997 (the "CREDIT AGREEMENT"), among Medaphis Corporation (the "BORROWER"), the lenders signatory thereto (collectively, the "LENDERS"), and SunTrust Bank, Atlanta, as agent for the Lenders (the "AGENT")

Gentlemen:

        All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

        We refer to the September 18, 1997 letter under which the Lenders, among other things, waived Borrower's compliance with certain of the financial covenants in the Credit Agreement (the "WAIVER LETTER"). The Borrower has requested that the Required Lenders waive the deadline in paragraph (ii) of the Waiver Letter for the termination of the Revolving Loan Commitments and the payment of the Obligations (subject to certain exceptions as stated therein).

        The Borrower also has requested that the Required Lenders waive any breach of the Borrower's representations and warranties in Section 6.02 and the last unnumbered paragraph of Section 5.02 of the Credit Agreement and any breaches of Borrower's covenants in Section 7.01(a), 7.01(b), 7.01(c) and 7.03 of the Credit Agreement (and any resultant failure on Borrower's part to satisfy the conditions specified in Section 5.02 of the Credit Agreement) solely to the extent any such representation, warranty and covenant breaches (and resultant failure) result from any downward restatement by up to $40,000,000 in total of Borrower's consolidated revenues for its fiscal years ended December 31, 1995 and December 31, 1996 and its two fiscal quarters ending June 30, 1997 (of which no more than $5,000,000 of any such restatement may relate to downward adjustments of results for the two-quarter period ending June 30,
1997), which restatement, in turn, is the result of a change in the Borrower's recognition of income on certain contracts of Health Data Sciences Corporation. The Borrower also has requested that the Required Lenders confirm that any such restatement and the commencement of any investigation, action or proceeding before or by any court or governmental or regulatory authority as a result thereof will not result in a Material Adverse Effect.

        The Borrower also has requested that the Required Lenders extend the deadline under Section 7.01(b) of the Credit Agreement for the delivery of Borrower's financial statements for its fiscal quarter ending September 30, 1997 from November 15, 1997 to November 30, 1997 and waive solely to the extent of such restatement the requirement that the monthly financial statements required to be delivered by Borrower for the months of September, 1997 and October, 1997 be prepared in accordance with GAAP.

        Subject to the terms and conditions of this letter, the Required Lenders hereby (i) extend the aforesaid Waiver Letter termination and payment deadline from November 30, 1997 to January 31, 1998; (ii) waive any breaches (and resultant failure) described in the first sentence of the third full paragraph of this letter and any Defaults or Events of Default resulting from such breaches; (iii) confirm that any such aforesaid restatement and the commencement of any of the aforesaid investigation, actions or proceedings as a result thereof will not result in a Material Adverse Effect; (iv) extend the deadline for the delivery of the aforesaid quarterly financial statements from November 15, 1997 to November 30, 1997; and (v) waive the aforesaid monthly financial statement preparation requirement; provided, however, that (1) in consideration of such extensions, waivers and confirmation, Borrower shall pay to the Agent, on the effective date of this letter as provided below, a fee (which fee shall be fully earned upon the effectiveness of this letter) in an amount equal to one-quarter of one percent (0.25%) of the aggregate Revolving Loan Commitments of all Lenders, and such fee shall be distributed by the Agent to all Lenders in accordance with their respective Pro Rata Shares therof; (2) the aforesaid extensions relate solely to the above-described deadlines and nothing in this letter is intended, or shall be construed, to extend, waive or otherwise modify any of the other terms and conditions of the Waiver Letter (including without limitation the provisions therof regarding any extension of such deadline beyond June 30, 1998, which provisions shall remain in full force and effect); (3) the aforesaid waivers relate solely to the specific provisions, restatement and time periods described above and nothing in this letter is intended, or shall be construed, to constitute a waiver of or a consent to a departure from any other provisions of the Credit Agreement; and
(4) the aforesaid confirmation relates solely to the specific restatement described above and the commencement of the aforesaid investigations, actions or procedings and nothing in this letter is intended, or shall be construed, to constitute the confirmation or agreement by any Lender or the Agent that any other event which is or may be direct or indirect result of such restatement or that any subsequent development in any such investigation, action or proceeding (including without limitation any adverse outcome therein) will not result in a Material Adverse Effect.

     Please note that this letter (and the extensions, waivers and confirmation provided herein) shall not become effective unless and until (a) the aforesaid fee has been paid and (b) this letter has been signed by the Required Lenders and this letter has been accepted and agreed to by the Borrower, in each case by such person's signing a copy of this letter in the appropriate space indicated below and returning the same to the Agent's counsel (which may be done by telecopy and in counterparts).

                                   SUNTRUST BANK, ATLANTA, as Agent
                                   and as a Lender

                                   By: /s/ David H. Eidson
                                      -----------------------------
                                    Name: David H. Eidson
                                         --------------------------
                                    Title:  S.V.P.
                                           ------------------------


                                   By: /s/ Robert E. Tincher
                                      -----------------------------
                                    Name:  Robert E. Tincher
                                         --------------------------
                                    Title:  S.V.P.
                                          -------------------------

                                   THE CHASE MANHATTAN BANK, as a
                                   Lender

                                   By:
                                      -----------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                   CREDITANSTALT-BANKVEREIN, as a
                                   Lender



                                   By: /s/ Robert M. Biringer
                                      -----------------------------
                                    Name:  Robert M. Biringer
                                         --------------------------
                                    Title: EVP
                                          -------------------------

                                   By: /s/ John G. Taylor
                                      -----------------------------
                                    Name:  John G. Taylor
                                         --------------------------
                                    Title: Senior Associate
                                          -------------------------

                                 NATIONSBANK, N.A., as a Lender


                                 By: /s/ DeWitt W. King, III
                                    ---------------------------------
                                  Name: Dewitt W. King, III
                                       ------------------------------
                                  Title: Senior Vice President
                                        -----------------------------

                                 PNC BANK, N.A., as a Lender



                                 By:
                                    ---------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------

                                 WACHOVIA BANK, N.A., as a Lender


                                 By: /s/ Ann B. Edwards
                                    ---------------------------------
                                  Name:  Ann B. Edwards
                                       ------------------------------
                                  Title: Assistant Vice President
                                        -----------------------------



ACCEPTED AND AGREED TO
this 24th day of October, 1997:


MEDAPHIS CORPORATION


By: /s/ Randolph L. M. Hutto
   -------------------------------
Name:   Randolph L. M. Hutto
     -----------------------------
Title:  Executive Vice President
      ----------------------------


cc:             Each Guarantor